EXHIBIT 10.19

              CONFIRMATION OF EARNING BETWEEN DAMASCUS ENERGY INC.
               AND BOUNTY DEVELOPMENTS LTD. DATED APRIL 16, 2007



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BOUNTY DEVELOPMENTS LTD.                                1250, 340 - 12 Ave. S.W.
                                                                     Calgary, AB
                                                                         T2R 1L5
--------------------------------------------------------------------------------
                                                              Tel (403) 264-4994
                                                              Fax (403) 266-6031
                                                            PCLARK@BOUNTYDEV.COM

                                                                  April 16, 2007

DAMASCUS ENERGY INC.
22 Barclay Walk S.W.,
Calgary, Alberta T2P 4V9

Attention: Michael Vandale


Dear Michael:

RE:     CONFIRMATION OF EARNINGS
        FARMOUT AGREEMENT DATED NOVEMBER 30, 2006 AND AMENDING
        AGREEMENTS  DATED  JANUARY 22, 2007 AND FEBRUARY 20, 2007
        TWP 96 RGE. 15 W4M: SECTIONS 2-5; 8-11; 14-17
        TWP 93 RGE. 14 W4M: SECTIONS 25-27; 35; 36
        TWP. 95 RGE. 14 W4M: SECTIONS 4-9
        TWP. 94 RGE. 14 W4M: SECTIONS 19-21; 28-33
        DOVER (ELIS) AREA, ALBERTA
        BDL FILE:  AC-226-005
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Further to the subject  Farmout  Agreement  dated November 30, 2006 and Amending
Agreements  dated  January 22, 2007 and  February 20, 2007  (collectively  known
hereinafter  as  the  "Farmout   Agreement")   between   Damascus   Energy  Inc.
("Damascus") as Farmee, and Bounty Developments Ltd. ("Bounty") as Farmor, Damascus has met the Earning Provisions subject to Clause 7 ("Earning") of the Farmout Agreement. The earning obligations have been met and Damascus has earned as follows:

CASH PAYMENTS:

April 12, 2006 - $300,000.00
December 20, 2006 - $7,581,500.00
December 21, 2006 - $1,000,000.00
December 22, 2006 - $1,000,000.00

SHARES:

At least 4,215,266 shares received on or before December 1, 2006

SEISMIC PROGRAM

2D Seismic Program completed on or before March 21, 2007

EVALUATION WELL #1

Name:             Bounty Patch Ells 6-3-96-15
UWI:              1AA060309615W400
Spud:             Jan 21, 2007
Rig Release:      Jan 25, 2007
Total Depth:      352 metres


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Page 2
Damascus Earning Letter dated March 30, 2007


EVALUATION WELL #2

Name:             Bounty Patch Ells 6-4-96-15
UWI:              1AA060409615W400
Spud:             Jan 25, 2007
Rig Release:      Jan 29, 2007
Total Depth:      362 metres

EVALUATION WELL #3

Name:             Bounty Patch Ells 7-2-96-15
UWI:              1AA070209615W400
Spud:             Jan 29, 2007
Rig Release:      Feb 2, 2007
Total Depth:      338 metres

EVALUATION WELL #4

Name:             Bounty Patch Ells 6-11-96-15
UWI:              1AA061109615W400
Spud:             Jan 31, 2007
Rig Release:      Feb 9, 2007
Total Depth:      344 metres

EVALUATION WELL #5

Name:             Bounty Patch Ells 7-10-96-15
UWI:              1AA071009615W400
Spud:             Feb 2, 2007
Rig Release:      Feb 6, 2007
Total Depth:      346 metres

EVALUATION WELL #6

Name:             Bounty Patch Ells 6-5-96-15
UWI:              1AA060509615W400
Spud:             Feb 4, 2007
Rig Release:      Feb 12, 2007
Total Depth:      359 metres

EVALUATION WELL #7

Name:             Bounty Patch Ells 6-15-96-15
UWI:              1AA061509615W400
Spud:             Feb 6, 2007
Rig Release:      Feb 16, 2007
Total Depth:      348 metres


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Page 3
Damascus Earning Letter dated March 30, 2007


EVALUATION WELL #8

Name:             Bounty Patch Ells 6-8-96-15
UWI:              1AA060809615W400
Spud:             Feb 8, 2007
Rig Release:      Feb 18, 2007
Total Depth:      345 metres

EVALUATION WELL #9

Name:             Bounty Patch Ells 6-4-96-15
UWI:              1AA060409615W400
Spud:             Jan 25, 2007
Rig Release:      Jan 29, 2007
Total Depth:      362 metres

EVALUATION WELL #10

Name:             Bounty Patch Ells 6-17-96-15
UWI:              1AA061709615W400
Spud:             Feb 12, 2007
Rig Release:      Feb 22, 2007
Total Depth:      367 metres

EVALUATION WELL #11

Name:             Bounty Patch Ells 6-9-96-15
UWI:              1AA060909615W400
Spud:             Feb 14, 2007
Rig Release:      Feb 20, 2007
Total Depth:      356 metres

EVALUATION WELL #12

Name:             Bounty Patch Ells 5-2-96-15
UWI:              1AA050209615W400
Spud:             Feb 17, 2007
Rig Release:      Mar 7, 2007
Total Depth:      342 metres

EVALUATION WELL #13

Name:             Bounty Patch Ells 7-7-95-14
UWI:              1AA070709514W400
Spud:             Feb 18, 2007
Rig Release:      Feb 23, 2007
Total Depth:      275 metres

EVALUATION WELL #14

Name:             Bounty Patch Ells 14-32-04-14
UWI:              1AA143209414W400
Spud:             Feb 20, 2007
Rig Release:      Feb 26, 2007
Total Depth:      270 metres



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Page 4
Damascus Earning Letter dated March 30, 2007



EVALUATION WELL #15

Name:             Bounty Patch Ells 12-33-94-14
UWI:              1AA123309414W400
Spud:             Feb 21, 2007
Rig Release:      Feb 26, 2007
Total Depth:      211 metres

EVALUATION WELL #16

Name:             Bounty Patch Ells 11-29-94-14
UWI:              1AA112909414W400
Spud:             Feb 22, 2007
Rig Release:      Mar 2, 2007
Total Depth:      195 metres



FARMOUT LANDS:

Oil Sands Lease 7406070412
Twp, 93 Rge. 14 W4M: Sections 25-27; 35; 36
Oil Sands below top of Viking Formation to base Woodbend Group

Oil Sands Lease No. 740607422
Twp. 95 Rge. 14 W4M: Section 4-9
Oil Sands below top of Viking Formation to base Wood bend Group

Oil Sands Lease No. 7406090452
Twp. 94 Rge. 14 W4M: Sections 19-21; 28-33
Oil Sands below top of Viking Formation to base Woodbend Group

Oil Sands Lease No. 4706090456
Twp. 96 Rge. 15 W4M: Sections 2-5; 8-11; 14-17
Oil Sands below top of Viking Formation to base Woodbend Group


ENCUMBRANCES:

Crow S/S
1% Diamond Head GORR



WORKING INTERESTS:

                  BEFORE EARNING         AFTER EARNING
                  ------------------------------------
Bounty:           100%                   20%
Damascus:         0%                     80%


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Damascus Earning Letter dated March 30, 2007



Further, Damascus has drilled the following additional exploration wells (with Bounty's share of the costs being financed as per clause 8 of the Farmout Agreement):

EVALUATION WELL #17

Name:             Bounty Patch Ells 6-14-96-15
UWI:              1AA061409615W400
Spud:             Feb 15, 2007
Rig Release:      Mar 12, 2007
Total Depth:      352 metres

EVALUATION WELL #18

Name:             Bounty Patch Ells 11-2-96-15
UWI:              1AA110209615W400
Spud:             Mar 10, 2007
Rig Release:      Mar 17, 2007
Total Depth:      344.5 metres



If Damascus is in concurrence with the foregoing, please sign and return one (1) copy of this letter to the attention of the undersigned at your earliest convenience.

Should you have any questions or concerns, please contact the undersigned at 264-4994.


Yours truly,

BOUNTY DEVELOPMENTS LTD.

/s/ Paul S. Clark

PAUL S. CLARK
LAND MANAGER


                  Acknowledged and Agreed to this 16 day of APRIL , 2007.


                  DAMASCUS ENERGY INC.

                  PER:     /s/ JASON DAGENAIS
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